Exhibit 10.15

LYTUS TECHNOLOGIES HOLDINGS PTV. LTD. SUBSCRIPTION DOCUMENTS

LYTUS TECHNOLOGIES HOLDINGS PTV. LTD., a British Virgin Islands private limited company (the “Company”), is offering up to 100 Units (as defined in the Subscription Agreement below) in this private offering (this “Offering”). Only “accredited investors,” as such term is defined in Rule 501(a) of Regulation D (“Regulation D”) are eligible to participate in this Offering (“Prospective Investors”). The purchase price per Unit is $8,800. Except as otherwise indicated, all Subscription Documents should be completed and executed in their entirety by Prospective Investors. If Prospective Investors are subscribing jointly, each Prospective Investor must complete, sign and date the Subscription Documents. Prospective Investors should not alter the Subscription Documents in any way.

I.	List of the Subscription Documents and General Instructions

The Subscription Documents consist of:

A.	Subscription Agreement

B.	Attachments to Subscription Agreement

●	Investor Questionnaire (Attachment A)

●	Benefit Plan Status Statement (Attachment B)

●	IRS Form W-9 (Attachment C)

●	IRS Form W-8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8-EXP and Form W-8IMY (Attachment D)

A duly authorized representative must sign on behalf of the Prospective Investor.

●	Complete and sign the applicable Signature Page to Subscription Agreement

●	Complete and sign the Investor Questionnaire (Attachment A)

●	Complete the Benefit Plan Status Statement (Attachment B)

●	Complete, sign, and date the applicable IRS Form W-9 (Attachment C) or IRS Form W- 8BEN, Form W-8BEN-E, Form W-8ECI, Form W-8-EXP or Form W-8IMY (Attachment D)

An entity Prospective Investor may be requested by the Company to submit a copy of its governing documents as well as information regarding the owners of its equity securities.

SUBSCRIPTION AGREEMENT FOR

LYTUS TECHNOLOGIES HOLDINGS PTV. LTD.

The undersigned subscribing Investor (the “Investor”) hereby agrees as set forth in this subscription agreement (the “Subscription Agreement”). This Subscription Agreement is being executed and delivered by the Investor in connection with a confidential private offering (the “Offering”) being conducted by LYTUS TECHNOLOGIES HOLDINGS PTV. LTD., a British Virgin Islands private company (the “Company”), of up to 100 Units (defined below). The purchase price per Unit is $8,800 (the “Purchase Price”).

1. Subscription for Units. Subject to the terms and conditions of this Subscription Agreement, the Subscriber hereby agrees to commit to and purchase from the Company, the amount of Units indicated below and hereby tenders this Subscription Agreement, together with a check or wire transfer in such amount, for the number of units (the “Units”) set forth below at a purchase price of $8,800 per Unit. Each Unit is immediately separable upon issuance, and consists of (i) a six-month, 7% Senior Secured Promissory Note in the aggregate principal amount of $10,000 per Unit purchased, reflecting an Original Issue Discount of 12% (the “Note”), and (ii) one half of a three- year warrant (each, a “Warrant” and collectively, the “Warrants”) to purchase 10,000 shares of the Company’s Common Shares or other capital stock of the Company then purchasable upon exercise of the Warrant in accordance with the terms of the Warrant (each, a “Warrant Share” and collectively, the “Warrant Shares”).In the event the securities sold to investors in a Qualified IPO (as such term is defined in that certain Secured Promissory Note of even date herewith issued by the Company to the Holder) are units consisting of both Common Shares and warrants to purchase Common Shares, the Warrant shall be exercisable into such number of units sold in such Qualified IPO as is equal to [PRINCIPAL AMOUNT OF THE NOTE] divided by [THE EXERCISE PRICE].

(a) The Investor subscribes for 100 Units (for an aggregate purchase price of $880,000).

(b) The Investor and the Company hereby agree that, without the prior written consent of the Investor, the Company many not (i) terminate this Offering, (ii) allot to the Investor fewer Units than the number subscribed by the Investor, (iv) withdraw from any discussions, negotiations or transactions with the Investor, (v) conduct a closing, and/or (vi) modify the terms of this Offering, including, without limitation, the Subscription Documents.

(c) It is understood that all documents, records and books pertaining to this investment have been made available for inspection by the Investor and that the Investor has had an adequate opportunity to ask questions and receive answers regarding the Company, this Offering and the Units, in each case to the Investor’s full satisfaction.

2. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company and each other Investor who or that acquires Units as follows, and the Investor acknowledges that the Investor has full knowledge that the Company and such Investors intend to rely upon such representations and warranties:

(a) THE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THE SUBSCRIPTION DOCUMENTS AND HAS CONSULTED WITH SUCH INVESTOR’S OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISER WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE INVESTOR. THE INVESTOR HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE UNITS AND IS ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE UNITS. ANY SPECIFIC ACKNOWLEDGEMENT SET FORTH BELOW WITH RESPECT TO ANY STATEMENT CONTAINED IN THE SUBSCRIPTION DOCUMENTS SHALL NOT BE DEEMED TO LIMIT THE GENERALITY OF THIS REPRESENTATION AND WARRANTY.

(b) The Investor acknowledges and agrees that the Company is relying on (and the offering is conditional upon) an exemption from the requirement to provide the Investor with a prospectus under applicable securities laws and as a consequence of acquiring Units in this Offering pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws, may not be or may only be partially available to the Investor and the Investor may not receive information that would otherwise be required to be provided under applicable securities laws.

(c) The Investor has such knowledge, skill and experience in business, financial and investment matters that the Investor is capable of evaluating the merits and risks of an investment in the Units. With the assistance of the Investor’s own professional advisors, to the extent that the Investor has deemed appropriate, the Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Units and the consequences of this Subscription Agreement. The Investor has considered the suitability of the Units as an investment in light of its own circumstances and financial condition and the Investor is able to bear the risks associated with an investment in the Units and its authority to invest in the Units.

(d) The Investor understands that the Company requires the Investor to complete Attachment A to this Subscription Agreement in order to ensure compliance with the requirements of the Securities Act. The Investor hereby represents and warrants that the Investor is an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and that one or more of the categories set forth in Attachment A to this Subscription Agreement hereto correctly and in all respects describes the Investor, and that the Investor has so indicated therein.

(e) The Investor has the requisite power and authority to execute and deliver this Subscription Agreement and such execution and delivery does not violate, or conflict with, the terms of any agreement or instrument to which the Investor is a party or by which it is bound.

(f) If the Investor is an individual, the Investor represents and warrants that he or she is (i) a bona fide resident of the state set forth on the signature page hereto and the address and Social Security number set forth on the signature page hereto are his or her true and correct residence and Social Security number, and that he or she has no present intention of becoming a resident of any other state or jurisdiction, and (ii) at least twenty-one (21) years of age and has legal capacity to enter into this Subscription Agreement.

(g) If the Investor is a corporation, partnership, limited liability company or revocable trust, then (i) the Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction wherein it is organized, (ii) this Subscription Agreement and any other documents executed and delivered by the Investor in connection herewith have been duly authorized, executed and delivered by the Investor and, assuming the due authorization, execution and delivery thereof by the other parties thereto, are the valid and legally binding obligation of the Investor, enforceable against it in accordance with their respective terms, (iii) the Investor has its principal place of business at the address set forth on the signature page to this Subscription Agreement and (iv) each of the shareholders, members, partners, grantors or participants of the Investor is at least twenty-one (21) years of age. The person executing this Subscription Agreement on behalf of the Investor has reviewed the underlying corporate charter, partnership agreement, limited liability company agreement, operating agreement, shareholders agreement or other similar documents of such Investor and all other documents necessary to confirm the representations made in the previous sentence. Such Investor has previously made other investments or engaged in other substantive business activities prior to receiving an opportunity to purchase the Units and was not formed for the purpose of purchasing the Units.

(h) Prior to the purchase of any Units, the opportunity has been made available to the Investor to ask questions of and receive satisfactory answers from representatives of the Company concerning the terms and conditions of the offering described in the Subscription Documents and to obtain any additional information necessary to verify the information contained in the Subscription Documents or otherwise relative to the financial data and business of the Company, to the extent that the Company possesses such information. No statement, printed material or other information that is contrary to the information contained in the Subscription Documents has been given or made by the Company to the Investor.

(i) The Units, the Notes, the Warrants and the Warrant Shares (collectively, the “Unit Securities”) may not be transferred or resold except as permitted under the Securities Act, and securities laws of applicable states and other jurisdictions, pursuant to registration or an exemption therefrom. The Unit Securities have not been and will not be registered under the Securities Act or any state’s securities laws; the Investor will have no right to require registration of the Unit Securities except as set forth herein or pursuant to the terms of the applicable Unit Securities; and the Company is under no other obligation to cause an exemption to be available. In the event the Company determines to accept this Subscription Agreement, in whole or in part, the Investor agrees that the Investor will not dispose or attempt to dispose of any of the Investor’s Unit Securities, except in a manner and fashion which is in total compliance with applicable federal and state securities laws and the Company’s articles of incorporation and bylaws (together, the “Governing Documents”). The Investor understands that any document that evidences the Unit Securities will bear the following legend or one substantially similar thereto:

For U.S. Persons:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY SUCH STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF ANY WRITTEN MATERIALS PROVIDED BY THE COMPANY THAT DESCRIBE THESE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE OFFER AND SALE OF THE UNITS ARE MADE PURSUANT TO ONE OR MORE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND PROVISIONS UNDER APPLICABLE STATE SECURITIES LAWS RELATING TO THE OFFER AND SALE OF SECURITIES.

NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNLESS QUALIFIED OR REGISTERED WITH APPLICABLE STATE SECURITIES REGULATORY AGENCIES UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER IS EXEMPT FROM FEDERAL AND STATE SECURITIES REGISTRATION REQUIREMENTS AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE LAWS REGULATING THE TRANSFER OF SECURITIES.

(j) The Investor has been advised that it may not be possible to readily liquidate this investment. The Investor’s overall commitment to investments which are not readily liquid is not disproportionate to his, her or its net worth; his, her or its investment in the Company will not cause such overall commitment to become excessive; and he, she or it can afford to bear the loss of the entire investment in the Company.

(k) The Investor has no need for liquidity in connection with his, her or its purchase of the Units. The Investor recognizes that there is not now any public market for the Units and that such a market is not expected to develop.

(l) The Investor is acquiring the Units solely for the Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Units. The purchase of the Units by the Investor is consistent with the general investment objectives of the Investor. The Investor is not acquiring the Units with a view to, or for sale in connection with any, distribution of the Units. The Investor’s subscription does not represent a significant portion of the Investor’s net worth.

(m) The Investor recognizes that a purchase of the Units involves a high-degree of risk.

(n) The Investor recognizes that neither the Company nor any other person has promised, represented or guaranteed (i) the safety of any capital investment in the Company, (ii) that the Company will be profitable, or (iii) that any particular investment return will be achieved or the probability of any investment return, and further that any such promise, representation or guaranty, if made, would be strictly unauthorized and should not be relied upon. The Investor is not relying upon any representation or other information purported to be given on behalf of the Company in determining to invest in the Units (it being understood that no person has been authorized by the Company to furnish any such representations or other information). The Investor is aware that (i) no federal, state, local or foreign agency has passed upon the Units or made any finding or determination as to the fairness of this investment, (ii) the Investor is not entitled to cancel, terminate or revoke this subscription or any of the powers conferred herein, and (iii) the Company may accept or reject this subscription in whole or in part for any or no reason at all.

(o) The Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Units. It is understood that information and explanations related to the terms and conditions of the Units provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Units, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Investor in deciding to invest in the Units. The Investor acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Units for purposes of determining the Investor’s authority to invest in the Units.

(p) The Investor confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Units, or (ii) made any representation to the Investor regarding the legality of an investment in the Units under applicable legal investment or similar laws or regulations. In deciding to purchase the Units, the Investor is not relying on the advice or recommendations of the Company and the Investor has made its own independent decision that the investment in the Units is suitable and appropriate for the Investor.

(q) The Investor acknowledges and understands that information included in financial forecasts, projections and/or other forward looking materials provided by the Company are not guarantees of performance and are based on various assumptions that may not prove to be correct. Actual results will differ and such differences could be material. The Company has not assumed any obligation to update such information.

(r) The Investor became aware of this Offering, and Units were offered to the Investor solely by means of direct contact between the Investor and the Company, and not by any other means, including but not limited to, by any form of general solicitation or general advertising of the Units, including, without limitation, (i) any communication published in any newspaper or magazine or broadcast over television or radio, or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(s) The Investor understands and agrees that the Investor is purchasing Units directly from the Company.

(t) The Investor received the Subscription Documents and first learned of the Company in the jurisdiction listed in the residence address of the Investor on the signature page to this Subscription Agreement. All contacts and contracts between the Company and the Investor regarding the offer and sale of the Units have been made within that jurisdiction, and the Investor intends that the securities laws of that jurisdiction alone govern this transaction.

(u) The Investor satisfies any special suitability or other applicable requirements of his, her or its jurisdiction of residence and/or the jurisdiction in which the transaction by which the Units are purchased occurs.

(v) The Investor understands that by reason of the Company’s obligation to pay certain fees and expenses of the Offering not all of the gross proceeds of the Offering will be available for use by the Company.

(w) If the Investor is a partnership, limited liability company, grantor trust or Subchapter S corporation under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), except as indicated otherwise below, at no time during the term of the subscription will substantially all of the value of a beneficial owner’s interest in the Investor (directly or indirectly) be attributable to the Investor’s ownership of the Units.

☐	Check if any time during the term of the investment substantially all of the value of a beneficial owner’s interest in the Investor (directly or indirectly) will be attributable to the Investor’s ownership of the Units.

If checked box, indicate how many beneficial owners there are of the Investor: _____.

(x) If the Investor is not a natural person, the Investor has completed Attachment B to this Subscription Agreement. The Investor acknowledges that, in order to ensure compliance by the Company with the requirements of the Employee Retirement Income Security Act of 1974 (“ERISA”) and to avoid adverse consequences to the Company under ERISA, the Investor has properly responded to each of the questions on Attachment B to this Subscription Agreement. If the Investor is a “benefit plan investor” (as defined by ERISA Reg. §2510.3-101(f)(2)), the Investor represents that the acquisition of Units hereunder is permitted by the documents and instruments governing the plan and that the Investor or its fiduciaries have determined that this acquisition of Units is prudent under Title I of ERISA or applicable law and is not prohibited under Sections 408 or 4975 of the Code. Further, the Investor acknowledges, understands and agrees that investments by benefit plan investors are limited, in the aggregate, to a number of Units that is less than 25% of the value of equity interests in the Company, without regard to any interests owned by the directors and the officers of the Company, and agrees that the Company may, in its sole discretion, require a benefit plan investor to transfer its Units to another person or entity, including the Company, for an amount equal to the agreed value of such Units.

(y) The social security number or federal tax identification number indicated on the applicable signature page to this Subscription Agreement signed by the Investor is such Investor’s true and correct social security number or federal tax identification number, as applicable.

(z) The Investor is not subject to backup withholding because (i) the Investor is exempt from backup withholding, (ii) the Investor has not been notified by the Internal Revenue Service that the Investor is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has informed the Investor that the Investor is no longer subject to backup withholding.

(aa) The Investor (including any person who has discretionary and/or voting authority with respect to the Units to be acquired) is not subject to any “bad actor” disqualification (as used in Rule 506(d) under the Securities Act), and the Investor will notify the Company in writing promptly after first becoming aware that the Investor is subject to, or is reasonably likely to become subject to, any such disqualification. The Investor further understands, acknowledges and agrees that a description of any such disqualification may be subject to disclosure in accordance with applicable law.

(bb) Anti-Money Laundering Representations:

(i) The Investor represents that all evidence of identity provided in connection with the Subscription Agreement is true and correct and all related information furnished is genuine and accurate.

(ii) The Investor agrees to provide any information deemed by the Company, from time to time and in its sole and absolute discretion, necessary to comply with any anti-money laundering program that the Company may, either presently or in the future, adopt and any related responsibilities. The Investor agrees and acknowledges that in the event of delay or failure by the Investor to produce any information requested in this Subscription Agreement or required for verification purposes, the Company’s behalf may refuse to accept the subscription.

(iii) The Investor represents and covenants that neither it, nor any person controlling, controlled by, or under common control with it, nor any person having a beneficial interest in it, is an individual, organization, or entity listed on the List of Specially Designated Nationals and Blocked Persons (the “OFAC Control List”) maintained by the U.S. Office of Foreign Assets Control (“OFAC”), and that it is not investing and will not invest in the Company on behalf of or for the benefit of any individual, organization, or entity listed on the OFAC Control List.

(iv) The Investor represents that: (1) the amounts contributed by it to the Company were not and are not directly or indirectly derived from activities that contravene U.S. federal or state laws or regulations and international laws and regulations, including anti-money laundering laws and regulations; and (2) the proceeds from the Investor’s investment in the Company will not be used to finance any illegal activities.

(v) The Investor agrees and acknowledges: (1) that additional subscriptions by the Investor may be refused; and/or (2) that requests for withdrawals may be delayed or declined if the Company reasonably believes it does not have satisfactory evidence of the Investor’s identity.

(vi) The Investor agrees and acknowledges that, if, following its subscription in the Company and/or, the Company reasonably believes that the Investor is listed on the OFAC Control List or has otherwise breached its representations and covenants as to its identity, the Company may be obligated to block the Investor’s investment in accordance with applicable law, and the Investor shall have no claim against the Company for any form of damages as a result of blocking the investment.

(vii) If the Investor is a “fund of funds” or an entity that invests on behalf of others, the Investor, in addition to and not by way of limiting the foregoing, represents and certifies that it is aware of the requirements of the USA PATRIOT Act of 2001, and rules and regulations promulgated thereunder and other applicable anti-money laundering measures in any jurisdiction (collectively, the “AML Rules”) and that it has adopted anti-money laundering policies and procedures in place reasonably designed to verify the identity of its beneficial owners or underlying investors, as the case may be, and their respective sources of funds. Such policies and procedures are properly enforced and are consistent with such AML Rules. The Investor represents and certifies that to the best of its knowledge, the beneficial owners or investors, as the case may be, are not individuals, entities, or countries that may subject the Company or any of its affiliates to criminal or civil violations of any AML Rules. The Investor agrees and acknowledges that it is to furnish a copy of its anti-money laundering policies and procedures to the Company when requested. Among its other obligations hereunder, the Investor agrees to promptly notify the Company if the foregoing representation and certification becomes inaccurate.

(viii) The Investor represents that:

a) it is not a Senior Foreign Political Figure, a member of a Senior Foreign Political Figure’s Immediate Family, and/or any Close Associate of a Senior Foreign Political Figure residing in a non-cooperative country or territory or a jurisdiction that has been designated by the U.S. Treasury as warranting special measures due to primary money laundering concerns;

b) it is not a former Senior Foreign Political Figure residing in a non- cooperative country or territory or a jurisdiction that has been designated as warranting special measures due to primary money laundering concerns;

c) it is not resident in, or organized or chartered under the laws of a jurisdiction that has been designated by the U.S. Secretary of Treasury under Sections 311 and 312 of the USA PATRIOT Act as warranting special measures due to primary money laundering concerns;

d) it is not a Foreign Shell Bank as the term is defined in the USA PATRIOT Act; and

e) its subscription funds do not originate from, nor will they be routed through, an account maintained at a Foreign Shell Bank, an “offshore bank, or a bank organized or charted under the laws of a jurisdiction deemed to be a non-cooperative country or territory.

(cc) The Investor understands that this investment involves a high degree of financial risk and is suitable only for persons who have substantial financial resources, can bear the economic risk of investment in the Company and who understand or have been advised about the tax consequences and other risks of this investment.

(dd) The Investor understands that, unless the Investor notifies the Company in writing to the contrary at or before the Closing, each of the Investor’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor.

3. Representation and Warranties of the Company. As of the Closing, the following shall be true in all material respects with respect to the Company:

(a) Organization and Standing of the Company. The Company is duly and validly organized and validly existing as a private limited company under the laws of the British Virgin Islands, and has all requisite power and authority under its Governing Documents and British Virgin Islands law to enter into and carry out the terms of this Subscription Agreement, to conduct its business as described in its Governing Documents and to issue and sell the Units. This Subscription Agreement has been duly authorized, executed, and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Investor, is a valid and legally binding obligation of the Company, enforceable against it in accordance with its terms.

(b) Compliance with Other Instruments, etc. The Company is not in violation of any term of this Subscription Agreement nor of any term of any other mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule, or regulation applicable to it. No action, proceeding, or investigation is pending or, to the knowledge of the Company, threatened against the Company that could reasonably be expected to have a material adverse effect on the operations, business, or affairs of the Company. The execution and delivery of this and other Subscription Agreements does not result in the violation of, constitute a default under or conflict with any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation applicable to the Company (which has not been duly waived), or result in the creation of any mortgage, lien, encumbrance or charge upon any of the respective properties or assets of the Company.

(c) Governmental and Regulatory Approval, etc. Neither the execution and delivery of this Subscription Agreement or any other Subscription Agreement, nor the offer, issuance or sale of the Units, requires any consent, approval or authorization from, or filing, registration or qualification with, any federal, state or local government or regulatory authority (including, without limitation, registration under the Securities Act) on the part of the Company, except for (i) compliance by the Company with the requirements of any applicable federal or state securities laws, and (ii) compliance by the Company with any and all filing requirements pursuant to Regulation D under the Securities Act.

(d) Issuance of the Units. All action required to be taken by the Company as a condition to the issuance and sale of the Units purchased by the Investor has been taken, such Units will represent duly authorized and validly issued Units of the Company and the Investor will be a holder of Units entitled to all the benefits of a Stockholder holding Units under the Company’s Governing Documents and British Virgin Islands law. Closing. One or more closings of the sale and purchase of the Investor’s Units (each, a “Closing”) shall take place at a time and place selected by the Company. At or prior to each Closing, the Company will deliver to the Investor a counterpart of the Subscription Agreement executed by the Company.

5. Conditions to Closing. The obligations of the Investor to purchase and pay for the Units and of the Company to sell the Units are subject to the condition that the representations and warranties of the Investor contained in Section 2 hereof and of the Company contained in Section 3 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

6. Registration Rights. If at any time, beginning six months from the date hereof and provided that Rule 144 under the Securities Act cannot be relied upon by the Investor with respect to its sale of any of the Unit Securities, then the Investor shall have the right, exercisable by written notice to the Company (the “Demand Notice”), to have the Company prepare and file with the SEC, a registration statement or statements and such other documents, including a prospectus, as may be necessary in the opinion of counsel for the Investor, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of the Unit Securities held by the Investor (and all other investors in the Offering). The Company shall give written notice (a “Registration Notice”) of its receipt of any registration request under this Section 6 to the Investor within ten (10) calendar days from the date of its receipt of the Demand Notice. The Company will promptly register the number of Warrant Shares specified in the Demand Notice and in notices received from any other Investors who notify the Company within ten (10) calendar days after receiving the Registration Notice; provided that the Company shall have the right to delay or suspend the effectiveness of such registration request: (i) for such reasonable period of time until the Company receives or prepares financial statements for the fiscal period most recently ended prior to such written request, if necessary to avoid the use of stale financial statements, or (ii) if the Company would be required to divulge in such registration statement the existence of any fact relating to a material business situation, transaction or negotiation not otherwise required to be disclosed, in which case the Company shall have the right to delay such filing for a period of no longer than [ninety (90) days.]

7. Survival of Agreements, Representations and Warranties, etc. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company and the Investor in connection with the transactions contemplated by this Subscription Agreement, including without limitation the agreement by any “benefit plan investor” to transfer its Units in accordance with this Subscription Agreement in compliance with the terms of the Company’s Governing Documents if required to do so by the Company, shall survive the execution and delivery of this Subscription Agreement, any investigation at any time made by the Investor or on its behalf, and the sale and purchase of the Investor’s Units and payment therefor.

8. Further Advice and Assurances. The information which the Investor provided to the Company in this Subscription Agreement and in the attachments hereto is true, correct and complete in all respects as of the date hereof and will be true, correct and complete in all respects as of the Closing, and the Investor agrees to notify the Company promptly if any representation or warranty contained in this Subscription Agreement (including the attachments hereto) becomes untrue prior to the Company’s acceptance of the Investor’s subscription. The Investor agrees to provide such additional information and execute and deliver such additional documents as the Company may reasonably request to determine the eligibility of the Investor to hold the Units or to enable the Company to determine the Company’s compliance with applicable regulatory requirements or tax status.

9. Post-Closing Cooperation. In addition to the obligations required to be performed hereunder, the parties hereto agree to cooperate with each other following the Closing and to provide such information as reasonably shall be requested by the other party in connection with the Investor’s investment in the Company. In furtherance thereof, the parties agree to perform such other acts, and to execute, acknowledge, and/or deliver such other instruments, documents and materials, as may reasonably be requested in connection with the Investor’s ownership in the Company and the Company’s financial statement and other reporting obligations with respect thereto.

10. Indemnity. The Company agrees to defend, indemnify and hold harmless the Investor, its affiliates, officers, directors, employees, stockholders, agents and representatives and each other person, if any, who controls or is controlled by any of the foregoing, within the meaning of Section 15 of the Securities Act, against any loss, damage, claim, liability, cost or expense whatsoever (including, but not limited to, legal fees and disbursements and any and all other expenses whatsoever reasonably incurred in investigating, preparing for or defending against litigation, arbitration proceedings, or other actions or proceedings commenced or threatened, or any claim whatsoever) arising out of or in connection with, or based upon or resulting from (i) any false representation or warranty or breach or failure to comply with any covenant or agreement made by the Company in this Subscription Agreement (including the attachments hereto) or in any other document furnished to the Investor to any of the foregoing in connection with this transaction, or (ii) any action for securities law violations which is finally resolved by judgment against the Company.

11. Confidentiality; Certain Disclosures. The Company will use its best efforts to keep the information provided in the Investor Questionnaire strictly confidential. The Company may present this Subscription Agreement and the information provided in the Investor Questionnaire to such parties as it deems advisable if compelled by law or called upon to establish the availability under any Federal or state securities laws of an exemption from registration of the Offering or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it is or may be bound.

12. Expenses. Each party hereto will pay its own expenses relating to this Subscription Agreement and the purchase of the Investor’s Units hereunder.

13. Amendments. This Subscription Agreement or any term hereof may not be changed, waived, discharged or terminated except with the written consent of the Investor and the Company.

14. General. This Subscription Agreement (i) shall be binding upon the Investor, the Company, and each of their respective legal representatives, successors and assigns, (ii) shall be governed, construed and enforced in accordance with the internal laws of the State of New York (except insofar as affected by the state or foreign securities or “Blue Sky” laws of the jurisdiction in which the offerings described herein have been made to the Investor as aforesaid), (iii) and any action or proceeding arising out of or related to this Subscription Agreement shall be brought exclusively in the state or federal courts of the State of New York of the United States, (iv) shall survive the acceptance, if any, of this subscription, and (v) shall, if the Investor consists of more than one person, be the joint and several obligation of all such persons.

15. Counterparts; Electronic Transmission. This Subscription Agreement may be executed in one (1) or more counterparts which, when considered together, shall constitute one and the same instrument. In making proof of this Subscription Agreement, it shall not be necessary to produce or account for more than one such counterpart. The transmission of copies and signature pages of, and signatures to, this Subscription Agreement by Electronic Transmission (as hereinafter defined) shall constitute effective execution and delivery of this Subscription Agreement, and such Electronically Transmitted copies, signature pages and signatures may be used in lieu of the original Subscription Agreement for all intents and purposes. For purposes of this Subscription Agreement the term “Electronic Transmission” means and includes any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by a recipient of the communication and that may be directly reproduced in paper form by such a recipient through an automated process.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on ___________, 2021.

PRINT name of entity Investor

By:

Name:

Title:

Business Telephone Number (include area code)

Federal Tax I.D. Number
under which Units shall be registered

Mailing Address of Investor

City	State	Zip Code

TOTAL NUMBER OF UNITS SUBSCRIBED FOR	100

TOTAL SUBSCRIPTION AMOUNT	$880,000

PREFERRED METHOD OF DELIVERY OF THE UNITS TO BE ISSUED TO THE INVESTOR:

☐ Stock Certificate delivered to the Investor at the address above.

☒ Book entry notation from [______], the Company’s transfer agent

LYTUS TECHNOLOGIES HOLDINGS PTV. LTD.

ACCEPTANCE SIGNATURE PAGE

This Subscription Agreement is hereby accepted by the Company for the Subscription of 100 Units (for an aggregate purchase price of $880,000).

Dated:

LYTUS TECHNOLOGIES HOLDINGS PTV. LTD.

By:
Name:
Title: